UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014 (June 26, 2014)

Gladstone Investment Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00704	83-0423116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 26, 2014, Gladstone Investment Corporation (the “Company”), through one of its wholly-owned subsidiaries, Gladstone Business Investment, LLC, entered into Amendment No. 1 (the “Amendment”) to the Fifth Amended and Restated Credit Agreement dated April 30, 2013 (the “Credit Facility”), with Key Equipment Finance, a division of Keybank National Association, Branch Banking and Trust Company, Everbank Commercial Finance, Inc. and Alostar Bank of Commerce.

The Amendment:

•	extends the revolving period of the Credit Facility by approximately 14 months to June 26, 2017;

•	lowers the interest rate margin by 50 basis points to 3.25% until June 26, 2017, with the margin then increasing to 3.75% for the period from June 26, 2017 to June 26, 2018, and increasing further to 4.25% thereafter;

•	extends the maturity date of the Credit Facility by approximately two years to June 26, 2019;

•	allows the Credit Facility to now be expanded by up to $145 million, to a total facility amount of $250 million, through additional commitments of existing or new committed lenders;

•	retains the two one-year extension options, to be agreed upon by all parties, which may be exercised on or before June 26, 2015 and 2016, respectively, and upon exercise, would extend the revolving period to June 26, 2018 and 2019 and the maturity date to June 26, 2020 and 2021, respectively; and

•	modifies a number of other provisions in the Credit Facility.

As of June 26, 2014, $62.9 million of borrowings were outstanding under the Credit Facility, leaving $42.1 million available.

The Company incurred fees of approximately $0.4 million in connection with the Amendment.

The foregoing description of the Credit Facility, as modified by the Amendment, is not complete and is qualified in its entirety by the full text thereof, which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated by reference herein. The Company also issued a press release announcing the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of June 26, 2014, by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, Key Equipment Finance, a division of Keybank National Association, as Administrative Agent, Managing Agent and Lender, Branch Banking and Trust Company, as Lender and a Managing Agent, Everbank Commercial Finance, Inc., as Lender and a Managing Agent, and Alostar Bank of Commerce, as Lender and a Managing Agent.

99.1	Press Release issued by Gladstone Investment Corporation on June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation (Registrant)

June 30, 2014	By:	/s/ David A. R. Dullum
(David A. R. Dullum, President)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of June 26, 2014, by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, Key Equipment Finance, a division of Keybank National Association, as Administrative Agent, Managing Agent and Lender, Branch Banking and Trust Company, as Lender and a Managing Agent, Everbank Commercial Finance, Inc., as Lender and a Managing Agent, and Alostar Bank of Commerce, as Lender and a Managing Agent.

99.1	Press Release issued by Gladstone Investment Corporation on June 30, 2014.